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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported)   November 11, 2002
                                                       -------------------------


                                  SYNTEL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)



         0-22903                                         38-2312018
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 (Commission File Number)                     (IRS Employer Identification No.)



      525 E. Big Beaver Road, Suite 300, Troy, Michigan           48083
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         (Address of Principal Executive Offices)               (Zip Code)


                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 11, 2002, the Audit Committee of Syntel, Inc. (the "Company") voted to engage the independent accounting firm of Ernst & Young LLP (E&Y) as the Company's independent accountants for the remainder of the 2002 fiscal year and for fiscal year 2003, and dismissed PricewaterhouseCoopers LLP ("PwC").

The reports of PwC on the Company's financial statements for the 2001 and 2000 fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the 2001 and 2000 fiscal years and the subsequent period through November 11, 2002, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. In addition, during the 2001 and 2000 fiscal years and the period through November 11, 2002, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

The Company provided PwC with a copy of the foregoing disclosures and a letter from PwC indicating whether it agrees with these disclosures is attached to this report as Exhibit 16.

During the fiscal years ended December 31, 2001 and December 31, 2000, and during the subsequent interim period through November 11, 2002, the Company did not consult with E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of the Securities and Exchange Commission's Regulation S-K, except for accounting principles relating to the Company's wholly-owned subsidiary, Syntel (India) Ltd., for which an E&Y affiliate was previously and continues to be engaged as the independent accountants.


Item 7. Exhibits.

Exhibit 16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                       Syntel, Inc.
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                                                      (Registrant)



Date   November 18, 2002                 By        /s/ Keshav Murugesh
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                                            Keshav Murugesh, Chief Financial
                                            Officer (Principal financial and
                                            accounting officer)






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                               10-Q EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION

EX-16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.